UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2005

Date of Report (Date of earliest event reported)

DIGITAL IMPACT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27787	94-3286913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Bovet Road San Mateo, California		94402
(Address of principal executive offices)		(Zip Code)

(650) 356-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

(a)               On March 4, 2005, Digital Impact, Inc. (the “Company”) amended the retention agreements it had previously entered into with each of William Park, the Company’s President, Chief Executive Officer and Chairman of the Board, David Oppenheimer, the Company’s Senior Vice President, Finance and Chief Financial Officer, Kevin Johnson, the Company’s Senior Vice President, Products & Marketing, Michael Gorman, the Company’s Senior Vice President, Search & Acquisitions, and Gerardo Capiel, the Company’s Chief Technology Officer, (each an “Executive” and collectively, the “Executives”), the form of which agreements is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.  Pursuant to the amended retention agreements, if the Executive’s employment is terminated without “cause” (as defined in the retention agreements) or the Executive resigns for “good reason” (as defined in the retention agreements), within twelve months following a change in control of the Company, then the Executive will receive (i) severance equal to twelve months’ salary, (ii) twelve months’ paid medical benefits and (iii) full vesting of unvested equity awards.  A change in control under the retention agreements is defined to include, among other things, the acquisition of 50% of the shares of outstanding common stock of the Company or voting power and a liquidation or dissolution of the Company.

Item 8.01               Other Events.

The Company amended and restated the 2005 Employee Retention Plan as of March 8, 2005 (the “Amended and Restated Retention Plan”), which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.  Pursuant to the Amended and Restated Retention Plan, if a “covered employee” (as defined in the Amended and Restated Retention Plan) is terminated without “cause” (as defined in the Amended and Restated Retention Plan) within twelve months following a change in control of the Company, such covered employee will receive, (i) in the case of a director-level employee, severance equal to nine months of base salary, and in the case of an employee below director-level, severance equal to six months of base salary, (ii) Company-paid medical benefits for nine months for a director-level employee and six months for an employee below director- level and (iii) an additional twelve months of vesting acceleration for outstanding and unvested equity awards for each completed year of service the covered employee had performed for the Company.  In addition, the Amended and Restated Retention Plan provides that in the event of a change in control of the Company, the Company cannot implement an amendment or termination of the plan that impairs the rights or potential rights of covered employees, unless mutually agreed by the covered employee and the Company.

Item 9.01               Financial Statements and Exhibits.

10.1 (1)	Form of Retention Agreement.
99.1 (2)	Amended and Restated 2005 Employee Retention Plan.

(1) Incorporated by reference to Digital Impact’s Solicitation/ Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission on March 7, 2005.

(2) Incorporated by reference to Digital Impact’s Solicitation/ Recommendation Statement on Schedule 14D-9 (Amendment No. 1) filed with the Securities and Exchange Commission on March 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL IMPACT, INC.

Dated: March 10, 2005	/s/ David Oppenheimer
David Oppenheimer
Sr. Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit Number	Description
10.1 (1)	Form of Retention Agreement.
99.1 (2)	Amended and Restated 2005 Employee Retention Plan.

(1) Incorporated by reference to Digital Impact’s Solicitation/ Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission on March 7, 2005.

(2) Incorporated by reference to Digital Impact’s Solicitation/ Recommendation Statement on Schedule 14D-9 (Amendment No. 1) filed with the Securities and Exchange Commission on March 10, 2005.